Note 8 - Loss Per Share (Tables)	6 Months Ended
Jun. 30, 2014
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	For the six months ended June 30,
	2013	2014

Net loss	(13,500,918)	(7,230,180)

Dividend Series B Preferred shares	-	(651,416)
Net loss available to common shareholders	(13,500,918)	(7,881,596)
Weighted average common shares – Outstanding	45,319,605	52,446,850
Basic and diluted loss available to common shareholders	(0.30)	(0.15)